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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -----------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                 JANUARY 3, 2005

                               -----------------

                                   PCTEL, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                     000-27115              77-0364943
            --------                     ---------              ----------
 (State or Other Jurisdiction of      (Commission File        (IRS Employer
         Incorporation)                   Number)           Identification No.)

                         8725 W. HIGGINS ROAD, SUITE 400
                             CHICAGO, ILLINOIS 60631
          (Address of Principal Executive Offices, including Zip Code)

                                 (773) 243-3000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 -- ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         This Current Report on Form 8-K/A is being filed to correct a typographical error that appears in the Current Report on Form 8-K of PCTEL, Inc. that was filed on January 11, 2005 (the "Original 8-K"). The date of "January 3, 2004" that appears in the heading of the third column of the table that is included in "Section 1 - Registrant's Business and Operations; Item 1.01
- Entry Into a Material Definitive Agreement" of the Original 8-K should read "January 3, 2005." The following table includes the correct date.


                                                               SHARES RESTRICTED
                                                                 COMMON STOCK
                                                                   ISSUED ON
           OFFICER                       TITLE                  JANUARY 3, 2005
-------------------------      -------------------------       -----------------

Martin H. Singer.........      Chairman & Chief                     53,200
                                Executive Officer

John W. Schoen...........      Chief Operating Officer &            19,900
                               Chief Financial Officer

Jeffrey A. Miller........      Vice President, Global               18,300
                               Sales

Biju Nair................      Vice President, General              18,300
                                Manager, Mobility
                                 Solutions Group







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PCTEL, INC.

                                                     By: /s/ John Schoen
                                                         -----------------------
                                                     John Schoen
                                                     Chief Operating Officer and
                                                     Chief Financial Officer

Date:  January 18, 2005